--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.2
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              -------------------------------------
                                           Report Number: 8          Page 1 of 3
                                                         ---
                            Debtor.        For the period FROM: July 1 , 2001
                                           -------------------------------------
                                                            TO: July 31, 2001
------------------------------------       -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY   ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       See Attached
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  8            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due      Number    Amount


          See attachment                                         None
          ----------------------------------------------------------------------


         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra
                                        ----------------------------------------
          half payment was made in July Per stipulation an extra payment was
          ----------------------------------------------------------------------
          made on an Associates trac lease
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $ 0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

  Federal Payroll and Withholding Taxes            See attachment See attachment
                                                   -------------- --------------
  State Payroll and Withholding Taxes              See attachment See attachment
                                                   -------------- --------------
  State Sales and Use Taxes                 None
                                            ----
  Real Property Taxes*****                         See attachment
                                                   --------------


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
                                                  ---          ----------
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  8            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $398,138.50       $ 3,750.00           Feb 9, 2001     $ 3,750.00         1289            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $2,413,400        $ 7,500.00           May 3, 2001     $ 7,500.00         1714            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $2,906,005        $ 7,500.00           Oct 8, 2001     $ 7,500.00         2515            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of
                --------------------------------
perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: October 11, 2001
       -----------------

                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                  Profit & Loss
                                    July 2001



                                                                      Jul 01
                                                                 --------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                             1,540,695.88
                                                                 --------------
              Total Income                                        1,540,695.88
              Cost of Goods Sold
                  5005-DAMAGE OUTSIDE VEHICLES                        4,848.29
                  5007-DISPOSAL FEES                                 23,202.46
                  5200-DRIVER COST
                      5210-DRIVER WAGES                             352,635.54
                      5220-DRIVER PAYROLL TAXES                      32,259.53
                      5230-DRIVER INJURY                                425.29
                      5250-DRIVER UNIFORMS                              361.94
                      5260-DRUG TESTS                                   703.78
                      5270-SAFETY MEETING                               104.44
                                                                 --------------
                  Total 5200-DRIVER COST                            386,490.52
                  5300-INSURANCE
                      5310-MEDICAL                                   32,443.58
                      5320-LIABILITY                                133,381.97
                      5325-Surety Bond                                2,000.00
                      5330-WORKERS' COMPENSATION                     61,603.12
                                                                 --------------
                  Total 5300-INSURANCE                              229,428.67
                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                     44,054.13
                      5352-PAYROLL TAXES                              3,816.77
                      5353-UNIFORMS                                     252.60
                                                                 --------------
                  Total 5350-GREENWASTE PAYROLL COSTS                48,123.50
                  5410-EQUIPMENT RENTAL                                 481.19
                  5500-FUEL                                         209,348.10
                  5520-SHOP TOOLS                                       199.95
                  5600-REGISTRATION                                  20,000.00
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                            66,875.20
                      5715-PAYROLL TAXES - MECHANIC                   6,221.10
                      5720-TIRES                                     33,687.88
                      5725-TIRE SERVICE                               6,712.54
                      5730-TRUCK MAINTENANCE                            825.72
                      5735-TRUCK REPAIR- PARTS                       34,215.31
                      5740-TRAILER MAINTENANCE                       43,600.00
                      5745-TRAILER REPAIRS                            4,429.59
                      5750-TRUCK WASH                                 6,525.00
                      5700-REPAIR & MAINTENANCE - Other                   0.00
                                                                 --------------
                  Total 5700-REPAIR & MAINTENANCE                   203,092.34
                  5850-TICKET                                         3,400.00
                  5900-TOWING                                           118.00
                                                                 --------------
              Total COGS                                          1,128,733.02
                                                                 --------------

                             USA BIOMASS CORPORATION
                                  Profit & Loss
                                    July 2001



                                                                      Jul 01
                                                                 --------------

          Gross Profit                                              411,962.86
              Expense
                  6005-ADMINISTRATIVE EXPENSES                        7,500.00
                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                  2,700.00
                      6022-GAS & OIL                                  1,094.48
                      6023-REPAIR & MAINTENANCE                          84.60
                                                                 --------------
                  Total 6020-AUTO EXPENSES                            3,879.08
                  6045-BAD DEBT EXPENSE                               2,850.00
                  6050-BANK CHARGES                                     251.70
                  6110-CORPORATE ALLOCATION                               0.00
                  6200-DUES AND SUBSCRIPTIONS                            76.00
                  6500-PROFESSIONIAL FEES                             2,809.37
                  6501-POST PETITION LEGAL FEES                      54,589.17
                  6510-MAINTENANCE                                    1,292.23
                  6530-MEDICAL INSURANCE                              8,430.58
                  6540-MISCELLANEOUS                                      0.00
                  6550-OFFICE FORMS                                     716.21
                  6570-OFFICE SUPPLIES                                1,748.99
                  6580-OFFICE WAGES                                  43,248.42
                  6585-PAYROLL TAXES - OFFICE                         3,438.07
                  6700-PERMITS                                          499.00
                  6710-POSTAGE & DELIVERY                             1,841.49
                  6730-PROPERTY TAXES                                 7,545.36
                  6740-SECURITY WAGES                                 1,320.00
                  6745-PAYROLL TAXES - SECURITY                         100.98
                  6750-SUPERVISORS                                   21,495.91
                  6755-PAYROLL TAXES - SUPERVISORS                    1,606.07
                  6756-RENT                                          13,450.00
                  6800-SHOP SUPPLIES                                    106.29
                  6850-TRAVEL & ENTERTAINMENT
                      6853-MEALS                                        123.63
                      6854-ENTERTAINMENT                                 28.41
                                                                 --------------
                  Total 6850-TRAVEL & ENTERTAINMENT                     152.04
                  6900-UTILITIES
                      6910-SECURITY                                     300.00
                      6920-ELECTRIC                                   2,412.53
                      6930-GAS                                            0.90
                      6940-TELEPHONE                                 19,052.80
                      6950-WATER                                        715.43
                      6960-WASTE                                      1,133.18
                      6970-PEST CONTROL                                  50.00
                                                                 --------------
                  Total 6900-UTILITIES                               23,664.84

                                                                 --------------
              Total Expense                                         202,611.80
                                                                 --------------

                             USA BIOMASS CORPORATION
                                  Profit & Loss
                                    July 2001



                                                                      Jul 01
                                                                 --------------

      Net Ordinary Income                                           209,351.06
      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                  5,874.18
                                                                 --------------
              Total 7000-OTHER INCOME                                 5,874.18
                                                                 --------------
          Total Other Income                                          5,874.18
          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                              4,020.70
                  8516-BANCO POPULAR MTG                              8,098.00
                  8518-CASE CREDIT CORPORATION                       12,624.19
                  8520-CIT                                            7,783.44
                  8530-GE CAPITAL FLEET SERVICES                      1,323.34
                  8540-GENERAL MOTORS ACCEPTANCE                        671.13
                  8545-INTERNAL REVENUE SERVICE                       1,800.00
                  8550-LEE FINANCIAL SERVICES                        18,540.60
                  8555-PROVIDENT BANK LOC                             1,000.00
                  8560-THE ASSOCIATES                               181,677.97
                  8570-SUNSET                                         8,900.00
                  8575-SWERTFEGER'S EQUIPMENT, Inc.                   2,000.00
                  8580-VOLVO COMMERCIAL FINANCE                      37,343.04
                  8500-DEBT SERVICE - Other                        -304,659.68
                                                                 --------------
              Total 8500-DEBT SERVICE                               -18,877.27
                                                                 --------------

          Total Other Expense                                       -18,877.27
                                                                 --------------

      Net Other Income                                               24,751.45
                                                                 --------------

Net Income                                                          234,102.51
                                                                 ==============

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                               As of July 31, 2001


                                                   Current       1 - 30       31 - 60       61 - 90        > 90          TOTAL
                                                 ------------   ----------   -----------   -----------   ----------   ------------
"Y" TIRE SALES                                     33,692.88     4,446.95          0.00          0.00         0.00      38,139.83
@ROAD, Inc.                                         5,514.00         0.00          0.00          0.00         0.00       5,514.00
AIRBORNE EXPRESS                                       50.52         0.00          0.00          0.00         0.00          50.52
AMERIPRIDE UNIFORMS, Inc.                             235.64         0.00          0.00          0.00         0.00         235.64
ANDREINI & CO.                                      2,000.00         0.00          0.00          0.00         0.00       2,000.00
ARROWHEAD MOUNTAIN SPRING WATER                       200.54         0.00          0.00          0.00         0.00         200.54
BETTS TRUCK PARTS                                     360.18       353.23          0.00          0.00         0.00         713.41
BOWNE OF LOS ANGELES, Inc.                              0.00       366.00          0.00          0.00         0.00         366.00
CAPITAL ONE, F.S.B.                                 1,070.73         0.00          0.00          0.00         0.00       1,070.73
COLONIAL LIFE & ACCIDENT INSURANCE CO.                  0.00     1,808.12          0.00          0.00         0.00       1,808.12
COSBY OIL COMPANY, Inc.                             5,039.27         0.00          0.00          0.00         0.00       5,039.27
COURT TRUSTEE                                         800.32         0.00          0.00          0.00         0.00         800.32
DYNAMITE STUMP GRINDING                               100.00         0.00          0.00          0.00         0.00         100.00
EAGLE RADIATOR SERVICE                                175.00         0.00         75.00        525.00         0.00         775.00
EUGENE W. TIDGEWELL                                     0.00    -1,000.00          0.00          0.00         0.00      -1,000.00
F. TRUCK REPAIR                                     1,118.00         0.00          0.00          0.00         0.00       1,118.00
FIVE STAR GAS AND GEAR                                158.10         0.00          0.00          0.00         0.00         158.10
FONTANA WATER COMPANY                                 303.27         0.00          0.00          0.00         0.00         303.27
FRANCHISE TAX BOARD                                    40.00         0.00          0.00          0.00         0.00          40.00
GEORGE R. FARQUAR                                       0.00         0.00      4,962.00          0.00         0.00       4,962.00
GREGORY M. JONES                                      742.69         0.00          0.00          0.00         0.00         742.69
GREYSTONE HEALTH SCIENCES CORP                         21.00         0.00          0.00          0.00         0.00          21.00
HYDRAFORCE, Inc.                                        0.00     1,506.85          0.00          0.00         0.00       1,506.85
INTERNAL REVENUE SERVICE                            3,031.62         0.00          0.00          0.00         0.00       3,031.62
INTERSTATE FILTRATION SERVICES, Inc.                  215.34     1,232.04          0.00          0.00         0.00       1,447.38
IRELL & MANELLA LLP                                51,980.08         0.00     51,227.12     22,666.80    89,216.63     215,090.63
JOHN TSAGAKIS                                         600.00         0.00          0.00          0.00         0.00         600.00
LA LUBE, Inc.                                         957.50     1,812.00          0.00          0.00         0.00       2,769.50
LANCE B. JONES                                          0.00    -2,220.11          0.00          0.00         0.00      -2,220.11
LASSEN COUNTY CHILKD SUPPORT DIV                      218.07         0.00          0.00          0.00         0.00         218.07
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP              2,609.09     3,777.91     10,520.86     20,198.25         0.00      37,106.11
LITTLER MENDELSON, P.C.                               842.87     4,432.83        825.00        125.00         0.00       6,225.70
MANHATTAN MEDICAL                                     703.07         0.00          0.00          0.00         0.00         703.07
MARIA DEL CARMAN MILLAN                               335.08         0.00          0.00          0.00         0.00         335.08
NEXTEL COMMUNICATIONS -5                            9,427.35         0.00          0.00          0.00         0.00       9,427.35
NEXTEL COMMUNICATIONS -6                              682.03         0.00          0.00          0.00         0.00         682.03

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                               As of July 31, 2001


                                                   Current       1 - 30       31 - 60       61 - 90        > 90          TOTAL
                                                 ------------   ----------   -----------   -----------   ----------   ------------

NILS B. GREVILLIUS, PRIVATE AGENT                       0.00     1,335.50          0.00          0.00         0.00       1,335.50
NORCAL/San Bernardino, Inc.                             0.00    27,879.57     20,756.73          0.00         0.00      48,636.30
PACIFIC BELL                                          185.30         0.00          0.00          0.00         0.00         185.30
PORTOSAN COMPANY                                       99.64         0.00          0.00          0.00         0.00          99.64
PRINTING SOLUTIONS                                      0.00         0.00          0.00          0.00      -282.42        -282.42
PRM INSURANCE SERVICES                             65,056.08         0.00          0.00          0.00         0.00      65,056.08
QUAD SERVICE, Inc.                                 10,043.26         0.00          0.00          0.00         0.00      10,043.26
RIVERSIDE COUNTY DISTRICT ATTORNEY                     50.00         0.00          0.00          0.00         0.00          50.00
SAN DIEGO COUNTY                                    1,020.88         0.00          0.00          0.00         0.00       1,020.88
SORIANO'S MOBIL WASH                                  485.00         0.00          0.00          0.00         0.00         485.00
SOUTHERN CALIFORNIA EDISON                          1,735.00         0.00          0.00          0.00         0.00       1,735.00
TEAMSTERS MISC. SECURITY TRUST FUND                     0.00    -3,025.08          0.00          0.00         0.00      -3,025.08
TED JOHNSON PROPANE                                   179.14         0.00          0.00          0.00         0.00         179.14
THE GAS COMPANY                                         0.90         0.00          0.00          0.00         0.00           0.90
THE SOCO GROUP, Inc.                               38,014.57    16,387.18          0.00          0.00         0.00      54,401.75
U.S. TRUSTEE                                        7,500.00         0.00          0.00          0.00         0.00       7,500.00
UNITED PARCEL SERVICE                                   0.00        87.54          0.00          0.00         0.00          87.54
UNIVERSAL WASTE SYSTEMS, Inc.                          88.00         0.00          0.00          0.00         0.00          88.00
VERIZON Inglewood                                   2,405.86         0.00          0.00          0.00         0.00       2,405.86
VOLVO COMMERCIAL FINANCE                                0.00    37,343.04          0.00          0.00         0.00      37,343.04
WASTE MANAGEMENT -3                                   264.90         0.00          0.00          0.00         0.00         264.90
WESTERN EXTERMINATOR COMPANY                           50.00         0.00          0.00          0.00         0.00          50.00
WIRELESS EXCHANGE, Inc.                                 0.00     2,368.39          0.00          0.00         0.00       2,368.39
ZAPOPAN AUTO REPAIR                                     0.00       685.00          0.00          0.00         0.00         685.00
                                                 ------------   ----------   -----------   -----------   ----------   ------------
                                                  250,402.77    99,576.96     88,366.71     43,515.05    88,934.21     570,795.70
                                                 ============   ==========   ===========   ===========   ==========   ============

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                               As of July 31, 2001



                                            Current        1 - 30         31 - 60       61 - 90       > 90          TOTAL
                                          ------------   ------------   ------------   ----------   ----------   -------------
A GROWING CONCERN                              735.06       3,010.44       1,765.91     1,034.83     2,762.36        9,308.60
ALLIED                                      11,968.44     117,943.65           0.00         0.00         0.00      129,912.09
AMERICA CHUNG NAM                            2,640.00       6,435.00           0.00         0.00         0.00        9,075.00
ARBOR CARE                                   1,539.38         255.87           0.00         0.00         0.00        1,795.25
ASPLUNDH                                     3,130.14           0.00           0.00         0.00     5,369.92        8,500.06
BFI CENTRAL                                 -8,352.60     118,020.00           0.00         0.00         0.00      109,667.40
BURRTEC                                     43,354.87      14,267.86           0.00         0.00         0.00       57,622.73
CALIFORNIA ARBORIST                            543.01         810.26         922.99         0.00         0.00        2,276.26
CLAREMONT                                   12,812.38           0.00           0.00         0.00         0.00       12,812.38
COAST                                       16,169.25     162,315.79           0.00         0.00         0.00      178,485.04
COMMERCE, CITY OF                              142.19           0.00           0.00         0.00         0.00          142.19
COUNTY SANITATION LA                        40,421.37      19,579.79           0.00         0.00         0.00       60,001.16
CRT                                          2,715.00      28,865.00       4,025.00         0.00         0.00       35,605.00
DART                                           900.00      15,400.00           0.00         0.00         0.00       16,300.00
DMS LANDSCAPE SERVICES                         205.92           0.00           0.00         0.00         0.00          205.92
EDCO                                         1,615.80      20,173.00           0.00         0.00         0.00       21,788.80
JACKSON DISPOSAL                               750.37       1,028.25           0.00         0.00         0.00        1,778.62
LANDSCAPE MANAGEMENT SERVICES                   45.00           0.00           0.00         0.00         0.00           45.00
LAWRENCE LANDSCAPE                               0.00          45.43           0.00        71.10         0.00          116.53
MARIPOSA                                       924.60           0.00           0.00         0.00         0.00          924.60
MAYFIELD ENTERPRISES                            46.27           0.00           0.00         0.00         0.00           46.27
MISSION LANSCAPING                             105.30          20.60           0.00        73.15         0.00          199.05
PLANTS CHOICE                                  140.00       2,485.00           0.00         0.00         0.00        2,625.00
POTENTIAL                                   75,140.00      49,100.00           0.00         0.00         0.00      124,240.00
QUALITY                                     23,925.00      10,345.00      15,390.00         0.00         0.00       49,660.00
SANTA FE SPRINGS                                29.84           0.00           0.00         0.00         0.00           29.84
STONETREE LANDSCAPE                            198.31         925.13           0.00         0.00         0.00        1,123.44
SUNSET                                      64,597.91     152,144.50     165,162.30     8,920.77         0.00      390,825.48
TOTAL LANSCAPE MAINTENANCE                     585.13         449.88         161.92         0.00         0.00        1,196.93
TRIMMING LAND                                  571.25           0.00           0.00         0.00         0.00          571.25
WASTE CARSON                               131,166.33      90,269.00           0.00         0.00         0.00      221,435.33
WASTE INLAND EMPIRE                         29,767.55      25,754.43           0.00         0.00         0.00       55,521.98
WASTE SOUTH GATE                            37,609.00           0.00           0.00         0.00         0.00       37,609.00
WEST VALLEY MRF. LLC.                       25,112.24           0.00           0.00         0.00         0.00       25,112.24
WHITTIER                                     1,315.18       1,102.14           0.00         0.00         0.00        2,417.32
WTR                                              0.00           0.00           0.00         0.00       460.15          460.15

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                               As of July 31, 2001



                                            Current        1 - 30         31 - 60       61 - 90       > 90          TOTAL
                                          ------------   ------------   ------------   ----------   ----------   -------------
YUKON                                        6,438.25       6,427.30           0.00         0.00         0.00       12,865.55
                                          ------------   ------------   ------------   ----------   ----------   -------------
                                           529,007.74     847,173.32     187,428.12    10,099.85     8,592.43    1,582,301.46
                                          ============   ============   ============   ==========   ==========   =============

                            USA BIOMASS CORPORATION
                                   TAXES PAID
                          FOR THE MONTH OF JULY, 2001



    Type           Date      Num                  Name                              Split              Disb      Accrual    Balance
------------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                         71,973.36
Check             07/02/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES     -31,330.58             40,642.78
Check             07/12/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES     -31,023.78              9,619.00
Check             07/13/2001 2950   HERBERT LOPEZ                      1002-SANWA PAYROLL                34.15              9,653.15
General Journal   07/13/2001 7-102                                     1002-SANWA PAYROLL                       31,741.22  41,394.37
Check             07/16/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES     -31,426.80              9,967.57
General Journal   07/20/2001 7-103                                     1002-SANWA PAYROLL                       31,832.29  41,799.86
Check             07/25/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES     -31,595.54             10,204.32
General Journal   07/27/2001                                           1002-SANWA PAYROLL                            0.00  10,204.32
General Journal   07/27/2001 7-104                                     1002-SANWA PAYROLL                       29,315.57  39,519.89
Check             07/30/2001 1027   INTERNAL REVENUE SERVICE           1003-SANWA PAYROLL TAXES         -34.92             39,484.97
Check             07/31/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES      -9,410.14             30,074.83
Check             07/31/2001 WIRE   SANWA BANK                         1003-SANWA PAYROLL TAXES     -29,142.18                932.65
General Journal   07/31/2001 7-106                                     2060-ACCRUED WAGES                       28,814.78  29,747.43
                                                                                                  ----------------------------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                           -163,929.79 121,703.86  29,747.43
                                                                                                  ----------------------------------

2021-ACCRUED STATE PAYROLL TAXES                                                                                           10,923.03
Check             07/02/2001 1022   EMPLOYMENT DEVELOPMENT DEPT        1003-SANWA PAYROLL TAXES      -5,492.41              5,430.62
Check             07/09/2001 1023   EMPLOYMENT DEVELOPMENT DEPT        1003-SANWA PAYROLL TAXES      -5,360.40                 70.22
Check             07/13/2001 1024   EMPLOYMENT DEVELOPMENT DEPT        1003-SANWA PAYROLL TAXES      -5,412.32             -5,342.10
Check             07/13/2001 2950   HERBERT LOPEZ                      1002-SANWA PAYROLL                            4.02  -5,338.08
General Journal   07/13/2001 7-102                                     1002-SANWA PAYROLL                        5,412.32      74.24
General Journal   07/20/2001 7-103                                     1002-SANWA PAYROLL                        5,080.91   5,155.15
Check             07/23/2001 1025   EMPLOYMENT DEVELOPMENT DEPT        1003-SANWA PAYROLL TAXES      -5,080.91                 74.24
General Journal   07/27/2001                                           1002-SANWA PAYROLL                            0.00      74.24
General Journal   07/27/2001 7-104                                     1002-SANWA PAYROLL                        4,386.95   4,461.19
Check             07/30/2001 1026   EMPLOYMENT DEVELOPMENT DEPT        1003-SANWA PAYROLL TAXES      -4,386.95                 74.24
General Journal   07/31/2001 7-106                                     2060-ACCRUED WAGES                        4,227.41   4,301.65
                                                                                                  ----------------------------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                              -25,732.99  19,111.61   4,301.65

                               INSURANCE COVERAGE
                               ------------------

                             AGENT                   COVERAGE                EXPIRATION                PREMIUM
   CARRIER                   NAME                    AMOUNT                    DATE                  PAID TO DATE

State Fund                Andreini & Company         1,000,000                  10/23/01                  7/31/01


Penn America              Mark Novy                  2,000,000                  10/23/01                  7/31/01
Penn America              Mark Novy
Penn America              Mark Novy

Penn America              Mark Novy                  1,000,000                  10/23/01                  7/31/01


Penn America              Mark Novy                  1,000,000                  10/23/01                  7/31/01





Clarendon                 Mark Novy                Comp & Collision               3/5/02                  7/31/01

Penn America              Mark Novy                  1,007,497                                            7/31/01


Penn America              Mark Novy                  5,000,000                  10/23/01                  7/31/01
General Sec.